EXHIBIT 15.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form 20-F/A of our report dated July 24, 2006, relating to the financial statements of the Carved-Out Business of Zone4Play, Inc.

We also consent to the reference to us under the caption "Experts" in the Prospectus.

                                                       /s/ Ziv Haft
                                                       ------------
                                                         Ziv Haft

                                             Certified Public Accountants (Isr.)
                                                      BDO Member Firm


Tel-Aviv, Israel
September 8, 2006